                                                                    Exhibit 3(e)


PENN                     THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAl                   Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
National Accounts - Corporate Insurance Agents
Licensed to Sell Variable Annuities and/or Variable
Life Insurance under State Insurance Laws
(Companion Agreement - Form A-1)

                         CORPORATE INSURANCE AGENT SELLING AGREEMENT

                         THE PENN MUTUAL LIFE INSURANCE COMPANY (hereinafter called "Penn Mutual"), and Horner Townsend & Kent, Inc. (hereinafter called "Distributor") enter into this Agreement with __________________________________
                         (hereinafter called "Corporate Insurance Agent") on this date ______________, 19____ agrees as follows:

                                              WITNESSETH:

                         WHEREAS, Penn Mutual is in the business of issuing annuity and life insurance contracts to the public;

                         WHEREAS, Distributor is a wholly owned subsidiary of Penn Mutual, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc., and is assisting Penn Mutual in the distribution of such contracts;

                         WHEREAS, Corporate Insurance Agent is properly licensed under the insurance laws of the state(s) in which it will act under this agreement;

                         WHEREAS, Corporate Insurance Agent is affiliated with ______________________________ a corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (hereinafter referred to as "Broker-Dealer");

                         WHEREAS, the parties desire to enter into an arrangement under which Corporate Insurance Agent and Broker-Dealer agree to sell certain annuity and life insurance contracts issued by Penn Mutual;

                         NOW THEREFORE, in consideration of these premises and
                         mutual covenants herein contained, the parties agree as
                         follows:
--------------------------------------------------------------------------------
1.   APPOINTMENT OF      1.1  Subject to the terms and conditions of this
     CORPORATE                agreement, Penn Mutual and Distributor appoint
     INSURANCE AGENT.         Corporate Insurance Agent as a non-exclusive agent
                              for the solicitation of applications for, and the servicing of, annuity Insurance Agent and/or variable life insurance contracts identified in the schedule(s) attached hereto, and Corporate
                              Insurance Agent accepts such appointment. The annuity and/or variable life insurance contracts identified in the schedules(s) are referred to herein as "Contracts".

                         1.2  Corporate Insurance Agent and its representatives
                              shall be independent contractors as to Penn Mutual
                              and Distributor and, subject to the terms and
                              conditions of this agreement, free to exercise
                              their own judgment as to the time, place and means
                              of performing all acts hereunder. Nothing in this
                              agreement is intended to create a relationship of
                              employer and employee as between Penn Mutual or
                              Distributor, on the one hand, and representatives
                              of Corporate Insurance Agent on the other.
--------------------------------------------------------------------------------
2.   INSURANCE AND       2.1  The sale of variable annuity and variable life
     SECURITIES               insurance contracts identified in the schedule(s)
     REGULATIONS-             attached hereto is subject to and regulated under
     COORDINATION OF          federal securities laws (and may also be subject
     AGREEMENTS.              to and regulated under certain state securities
                              laws), in addition to state insurance laws. It is
                              understood and agreed that representatives of
                              Corporate Insurance Agent shall be registered
                              representative of Broker-Dealer and that Broker-
                              Dealer shall contemporaneously enter into a
                              Broker-Dealer Selling Agreement with Penn Mutual
                              and Distributor covering the sale of such
                              contracts. This agreement and the Broker-Dealer
                              Selling Agreement shall govern the sales of such
                              contracts.
--------------------------------------------------------------------------------
3.   SALE OF CONTRACTS.  3.1  Corporate insurance Agent shall use its best efforts to solicit applications for Contracts from persons for whom the Contracts are suitable, in accordance with the terms and conditions of this agreement.

                         3.2 All applications for Contracts shall be made on applications forms authorized by Penn Mutual. Corporate Insurance Agent shall diligently review all such applications for accuracy and completeness and shall take all reasonable and appropriate measures to assure that applications submitted to Penn Mutual are accurate and complete.

                         3.3 All purchase payments collected by Corporate Insurance Agent for Penn Mutual shall be received in trust and shall be remitted immediately together with the application and any other required documentation, to Penn Mutual at the address indicated on the application or to such other address as Penn Mutual may specify in writing. All checks or money orders for payments under Contracts shall be drawn to the order of Penn Mutual.

                         3.4 All applications are subject to acceptance or rejection by Penn Mutual in its sole discretion. Penn Mutual may at any time in its sole discretion discontinue issuing the Contracts or change the form and content of new Contracts to be issued.

                         3.5  In soliciting applications for Contracts,
                              Corporate Insurance Agent may not accept risk of
                              any kind for or on behalf of Penn Mutual and may
                              not bind Penn Mutual by promise or agreement or
                              alter any Contract in any way.
--------------------------------------------------------------------------------
4.   COMPENSATION.       4.1  In consideration of and as full compensation for
                              the services performed in accordance with this agreement, Corporate Insurance Agent will receive compensation from Penn Mutual as set forth in the schedule(s) attached to this agreement. The schedule(s) shall be signed and dated by the parties.

                         4.2 Should Penn Mutual for any reason return any payment made under a Contract to the payor, Corporate Insurance Agent shall repay Penn Mutual the total amount of any compensation which Penn Mutual may have paid with respect to such payment.

                         4.3 Corporate Insurance Agent may not withhold or deduct any part of any premium or other payment due Penn Mutual for payment of compensation under this agreement or for any other purpose. The right of Corporate Insurance Agent to receive any compensation under this agreement shall at all times be subordinate to the right of Penn Mutual or Distributor to offset or apply such compensation against any indebtedness of Corporate Insurance Agent to Penn Mutual or Distributor.

                         4.4 Penn Mutual may, in its sole discretion, change the amount, terms and conditions, of compensation set forth in the schedule(s) attached to this agreement, with respect to payment received by Penn Mutual under Contracts.

                         4.5 Penn Mutual shall not be obligated to pay any compensation which would be in violation of applicable laws of any jurisdiction, anything in this agreement to the contrary notwithstanding.

                         4.6  With respect to compensation paid in connection
                              with the sale of variable annuity and/or variable
                              life insurance contracts, Corporate Insurance
                              Agent shall, on behalf of Broker-Dealer, maintain
                              such books and records as are necessary for
                              Broker-Dealer to comply with applicable record
                              keeping requirements under federal and state
                              securities laws and under the rules of the
                              National Association of Securities Dealer, Inc.
                              Such records shall be maintained and preserved in
                              conformity with the requirements of Rules 17a-3
                              and 17a-4 under the Securities Exchange Act of
                              1934, to the extent that such requirements are
                              applicable to the variable annuity and/or variable
                              life contracts. Further, with respect to such
                              records, Corporate Insurance Agent shall be
                              subject to examination by the Securities and
                              Exchange Commission in accordance with Section
                              17(a) of the Securities Exchange Act of 1934.
--------------------------------------------------------------------------------
5.   COMPLIANCE WITH     5.1  Corporate Insurance Agent and its representative
     INSURANCE LAWS           shall not solicit applications for Contracts in
     AND REGULATIONS.         any state or jurisdiction unless they are duly
                              licensed and qualified to do so under the insurance laws and regulations of the state or jurisdiction and unless Penn Mutual has notified
                              Corporate Insurance Agent that the Contracts have been approved for sale in the state or jurisdiction.

                         5.2 Penn Mutual may at any time in its sole discretion withhold or withdraw authority of any representative of Corporate Insurance Agent to solicit applications for the Contracts. Upon Penn Mutual giving written notice to Corporate Insurance Agent of its withdrawal of authority of a representative to solicit applications, Corporate Insurance Agent shall immediately cause any such representative to cease all such solicitations.

                         5.3 Corporate Insurance Agent shall notify Penn Mutual in writing immediately of the termination of the employment or affiliation of an employee or representative who is an appointed agent of Penn Mutual pursuant to this agreement.

                         5.4 Corporate Insurance Agent shall keep accurate and complete books and records of all transactions relating to the solicitation of applications and for servicing Contracts. The books and records shall be made available to Penn Mutual for inspection upon reasonable request.

                         5.5 If Corporate Insurance Agent solicits applications for or servicing variable life insurance contracts under this agreement, Corporate Insurance Agent and its representative shall observe the Standards of Suitability for the Sale of Variable Life Insurance set forth on the reverse side of the schedule attached hereto identifying such contacts.

                         5.6  Corporate Insurance Agent and its representatives
                              shall comply with all applicable insurance laws
                              and regulations in soliciting applications for and
                              servicing Contracts. Corporate Insurance Agent
                              shall be fully responsible for all acts of its
                              representatives in soliciting applications for and
                              servicing Contracts.
--------------------------------------------------------------------------------
6.   ADVERTISEMENTS,     6.1  Corporate Insurance Agent shall not print,
     SALES LITERATURE         publish, distribute or use any advertisements,
     AND OTHER                sales literature or other writing relating to the
     COMMUNICATIONS.          Contracts unless such advertisements, sales
                              literature or other writing shall have first been approved in writing by Penn Mutual and Distributor.

                         6.2  Corporate Insurance Agent shall exercise care not
                              to misrepresent the Contracts or Penn Mutual and
                              shall make no oral or written representation which
                              is inconsistent with the terms of the Contracts or
                              with the information in any prospectus or sales
                              literature furnished by Penn Mutual or it
                              misleading in any way.
--------------------------------------------------------------------------------
7.   INDEMNIFICATION.    7.1  Corporate Insurance Agent shall indemnify or hold
                              harmless Penn Mutual and Distributor and each director and officer of Penn Mutual and Distributor against any losses, claims, damages or liabilities, including but not limited to reasonable attorneys' fees and court cost to which Penn Mutual or Distributor and any such director or officer may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices, or the failure of Corporate Insurance Agent, its officers, employees or representative to comply with the provisions of this agreement or the willful misfeasance, bad faith, negligence or misconduct of Corporate
                              Insurance Agent, its officers, employees, or representatives in the solicitation of applications for and the servicing of Contracts.

                         7.2 Penn Mutual and Distributor shall indemnify and hold harmless Corporate Insurance Agent and each officer or director of Corporate Insurance Agent against any losses, claims, damages or liabilities, joint or several, including but not limited to reasonable attorneys' fees and court cost, to which Corporate Insurance Agent or such officer or director becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement or any post-effective amendment or supplement to the prospectus, or in any sales material written by Penn Mutual or Distributor.

                         7.3  In the event Penn Mutual suffers a loss resulting
                              from Corporate Insurance Agent activities,
                              Corporate Insurance Agent hereby assigns any
                              proceeds received under its fidelity bond to Penn
                              Mutual to the extent of such losses. If there is
                              any deficiency amount, whether due to a deductible
                              or otherwise, Corporate Insurance Agent shall
                              promptly pay Penn Mutual such amount on demand and
                              Corporate Insurance Agent shall indemnify and hold
                              harmless Penn Mutual from any such deficiency and
                              from the costs of collection thereof (including
                              reasonable attorneys' fees).
--------------------------------------------------------------------------------
8.   COMPLAINTS,         8.1  Corporate Insurance Agent shall promptly notify
     INVESTIGATIONS &         Penn Mutual and Distributor of any allegation that
     PROCEEDINGS.             Corporate Insurance Agent or any of its
                              representatives violated any law, regulation or rule in soliciting applications for or servicing
                              Contracts, and shall provide Penn Mutual with full details, including copies of all legal documents pertaining thereto.

                         8.2  Corporate Insurance Agent shall cooperate fully
                              with Penn Mutual and Distributor in any regulatory
                              investigation or proceeding or judicial proceeding
                              involving the solicitation of application for and
                              servicing Contracts by Corporate Insurance Agent
                              or any of its representatives.
--------------------------------------------------------------------------------
9.  NONWAIVER.           9.1  Forbearance by Penn Mutual or Distributor to
                              enforce any rights under this agreement shall not
                              be construed as a waiver of any of the terms and
                              conditions of this agreement and the same shall
                              remain in full force and effect. No waiver of any
                              provision of this agreement shall be deemed to be
                              a waiver of any other provision, whether or not
                              similar, nor shall any waiver of a provision of
                              this agreement be deemed to constitute a
                              continuing waiver.
--------------------------------------------------------------------------------
10.  AMENDMENT.          10.1 Penn Mutual reserves the right to amend this
                              Agreement at any time. Corporate Insurance Agent's
                              submission of an application for a Contract after
                              notice of any such amendment shall constitute
                              agreement of Corporate Insurance Agent to such
                              amendment.
--------------------------------------------------------------------------------
11.  TERMINATION AND     11.1 This agreement may be terminated by any party,
     ASSIGNMENT.              with or without cause, upon giving written notices
                              to the other parties. This agreement shall automatically terminate if Corporate Insurance
                              Agent is adjudicated as bankrupt or avails itself of any insolvency act or if a permanent receiver or trustee in bankruptcy is appointed for the property of Corporate Insurance Agent. Upon termination of this agreement, with or without cause, all authorizations, rights and obligations shall cease, except the rights and obligations set forth in sections 7 and 8 of this agreement and the obligations to settle account hereunder, including the immediate forwarding of all payments received by Corporate Insurance Agent under Contract to Penn Mutual, and except as may be expressly stated otherwise in this agreement.

                         11.2 This agreement may not be assigned without the
                              written consent of all parties.
--------------------------------------------------------------------------------
12.  GOVERNING LAW.      12.1 This agreement shall be construed in accordance
                              with and governed by the laws of the Commonwealth of Pennsylvania.
--------------------------------------------------------------------------------
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first written.


                      _____________________________________________________
                                Name of Corporate Insurance Agent

                      By:    ______________________________________________
                                                Signature

                             ______________________________________________
                                                Name

                             ______________________________________________
                                                Title


                      THE PENN MUTUAL LIFE INSURANCE COMPANY

                      By:    ______________________________________________
                                                Signature

                             ______________________________________________
                                                Name

                             ______________________________________________
                                                Title



                      HORNOR, TOWNSEND & KENT, INC.

                      By:    ______________________________________________
                                                Signature

                             ______________________________________________
                                                Name

                             ______________________________________________
                                                Title

PENN                THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL              Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                    SCHEDULE 1 TO CORPORATE INSURANCE AGENT SELLING AGREEMENT

                    Individual Variable and Fixed Annuity Contracts - Diversifier II
                    Individual Fixed - Only Annuity Contracts - Diversifier II

                    Date of Corporate Insurance Agent Selling Agreement to which this schedule is attached: _____________
--------------------------------------------------------------------------------
1. AUTHORIZATION    Subject to the conditions and limitations of the Corporate
   TO SELL.         Insurance Agent Selling Agreement, Corporate Insurance Agent
                    is authorized to solicit applications for Diversifier II
                    Individual Variable and Fixed Annuity Contracts and
                    Diversifier II Individual Fixed-Only Annuity Contracts
                    issued by Penn Mutual (hereinafter referred to as
                    "Contracts").
--------------------------------------------------------------------------------
2. COMPENSATION.    Subject to the conditions and limitations of the Corporate
                    Insurance Agent Selling Agreements and this Schedule,
                    Corporate Insurance Agent shall be paid a fee for placing or servicing a Diversifier II Individual Variable and Fixed
                    Annuity Contract equal to _____% of any purchase payment made under such Contract and a fee for placing and servicing a Diversifier II Fixed-Only Annuity Contract equal to _____% of any purchase payment made under such Contract. No fee shall be paid with respect to a purchase payment made under a contract after the Corporate Insurance Agent Selling
                    Agreement has been terminated. If the Annuitant or Contractowner (other than a trustee of a Qualified Plan) is over age 81 on the date the Diversifier II Contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or Contractowner is age 82; 60% of such fee if the Annuitant or Contractowner is age 83; 40% of such fee if the Annuitant or Contractowner is age 84; and 20% of such fee if the Annuitant of Contractowner is age 85. Amounts transferred among Contracts are not purchase payments with the meaning of the Corporate Insurance Agent Selling
                    Agreement of this Schedule.

                    This Schedule 1 replaces and supersedes any and all prior
                    Schedule 1's attached to the Corporate Insurance Agent Selling Agreement.

                              Agreed:

Date:  ____________________   ___________________________________________
                                        Corporate Insurance Agent

                              By:  ______________________________________
                                        Signature

                                   ______________________________________
                                        Name

                                   ______________________________________
                                        Title

                              THE PENN MUTUAL LIFE INSURANCE COMPANY

                              By:  ______________________________________
                                        Signature

                                   ______________________________________
                                        Name

                                   ______________________________________
                                        Title


                              HORNOR, TOWNSEND & KENT, INC.

                              By:  ______________________________________
                                        Signature

                                   ______________________________________
                                        Name

                                   ______________________________________

                                        Title

PENN                THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL              Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                    SCHEDULE 3 TO CORPORATE INSURANCE AGENT SELLING AGREEMENT

                    Variable Universal Life Insurance Contracts - Penn Mutual
                    Cornerstone VUL II Date of Corporate Insurance Agent Selling
                    Agreement to which this schedule is attached:
                    ________________________________________________
--------------------------------------------------------------------------------
1. AUTHORIZATION    Subject to and in accordance with the provision of the
   TO SELL.         Corporate Insurance Agent Selling Agreement, Corporate
                    Insurance Agent is authorized to solicit applications for
                    Form VU-94(s) and Form VU-94(u) Flexible Premium Adjustable
                    Variable Universal Life Insurance Policies and such
                    variations of such form of contract as may be designated by
                    Penn Mutual and approved under applicable state insurance
                    laws ("Cornerstone VUL II Policies").
--------------------------------------------------------------------------------
2. COMPENSATION.    During the period the Corporate Insurance Agent Selling
                    Agreement and this schedule is in effect, and subject to and in accordance with the provisions thereof, Corporate
                    Insurance Agent shall be compensated as follows:

                    2.1  Basic First Year Compensation
                         -----------------------------
                         A fee for the first policy year of 50% of an amount equal to the first T of premium paid for the first policy year and 3.3% of an amount equal to the premium paid for the first policy year in excess of T. However, if the insured is over attained age 75 on the date the policy is issued, the fee for the first policy year will be limited to 35% of an amount equal to the first T of premium paid for the first policy year and 3.3% of an amount equal to premium paid for the first policy year in excess of T. T is equal to the amount set forth in Table 1 below for each $1,000 or fraction thereof the initial Specified Amount of insurance as set forth in the policy in question. In calculating compensation payable pursuant to this subsection, it will be deemed that any increase in Specified Amount of the policy in question that is effective during the first six policy months of such policy took place prior to the issuance of such policy, and the calculations pursuant to this subsection shall be based upon an initial Specified Amount as so adjusted.

                    2.2  Renewal Compensation
                         --------------------
                         A fee for the second through fifteen policy years of 3.00% of an amount equal to premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.20% of premium paid for the policy year in question.

                    2.3  Basic Compensation on Increases
                         -------------------------------
                         In the case of an increase in the Specified Amount of insurance, a fee of 47% (32% where the insured has an attained age greater than 75) of an amount equal to the smaller of (1) the first T of premium paid for the twelve months following the effective date of any increase in Specified Amount of the policy in question and (2) total increase in scheduled annual basis premium. Such fee shall be paid only once for each such increase. T is defined in subsection 2.1 above.
--------------------------------------------------------------------------------

                    2.4  Expense Allowance
                         -----------------
                         For each calendar month while Corporate Insurance Agent Selling Agreement is in effect and before its termination, Corporate Insurance Agent shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Corporate Insurance Agent that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Corporate Insurance Agent that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Corporate Insurance Agent to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation and Basic Compensation on Regular increases for the Cornerstone, VUL Policies during the calendar month for which this allowance is being calculated.

                    2.5  Compensation Chargebacks
                         ------------------------
                         A percentage of total compensation (including expense allowance) will be charged back for lapses/surrenders during the first policy year and during the 12 policy months following an increase. The percentage is shown below and is dependent on the policy month of lapse/surrender.

                         Policy Month of          Chargeback
                         Lapse/Surrender          Percentage
                         ---------------          ----------
                              1-3                      100%
                              4-6                       75%
                              7-9                       50%
                              10-12                     25%
                              13+                        0%

                    2.6  Replacement of Penn Mutual Policies
                         -----------------------------------
                         It is agreed that the compensation otherwise payable to Corporate Insurance Agent for any policy shall be reduced in accordance with the replacement control program of Penn Mutual in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed from time to time as to policies in force after such change.

                    2.7  Policy Delivery Receipt
                         -----------------------
                         it is agreed that the Corporate Insurance Agent shall be responsible for obtaining a signed policy delivery receipt. No compensation otherwise payable to the Corporate Insurance Agent for any policy shall be paid until Penn Mutual is in possession of a signed policy delivery receipt (or facsimile copy thereof) for said policy.

                              This Schedule 3 replaces and supersedes any and all prior Schedule 3's attached to the Corporate Insurance Agent Selling Agreement.

                            Agreed:

Date:  ____________________        _________________________________________
                                        Name of Corporate Insurance Agent

                                   By: _____________________________________
                                                    Signature

                                       _____________________________________
                                                    Name

                                       _____________________________________
                                                    Title


                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By: _____________________________________
                                                    Signature

                                       _____________________________________

                                                    Name

                                       _____________________________________
                                                    Title


                                   HORNOR, TOWNSEND & KENT, INC.

                                   By: _____________________________________
                                                    Signature

                                       _____________________________________
                                                    Name

                                       _____________________________________
                                                    Title

                                    TABLE 1
                            Variable Universal Life
                                Target Premiums

          Male          Female        Unisex                Male          Female        Unisex
          ----          ------        ------                ----          ------        ------

Age     NS     SM     NS     SM     NS     SM     Age     NS     SM     NS     SM     NS    SM
---     --     --     --     --     --     --     ---     --     --     --     --     --    --
0      N/A    2.82   N/A    2.44    N/A   2.77     41    11.35  13.61   9.72  11.40  11.01

1      N/A    2.81   N/A    2.45    N/A   2.77     42    11.88  14.27  10.15  11.91  11.53

2      N/A    2.91   N/A    2.53    N/A   2.86     43    12.45  14.96  10.60  12.43  12.07

3      N/A    3.00   N/A    2.61    N/A   2.96     44    13.04  15.68  11.08  12.98  12.64

4      N/A    3.11   N/A    2.70    N/A   3.06     45    13.67  16.45  11.58  13.56  13.24

5      N/A    3.22   N/A    2.79    N/A   3.17     46    14.34  17.26  12.11  14.16  13.88

6      N/A    3.33   N/A    2.89    N/A   3.28     47    15.05  18.11  12.67  14.80  14.56

7      N/A    3.46   N/A    2.99    N/A   3.40     48    15.80  19.02  13.26  15.47  15.27

8      N/A    3.59   N/A    3.10    N/A   3.53     49    16.60  19.97  13.89  16.17  16.03

9      N/A    3.73   N/A    3.21    N/A   3.67     50    17.45  20.98  14.55  16.91  16.84

10     N/A    3.87   N/A    3.33    N/A   3.81     51    18.35  22.05  15.24  17.69  17.70

11     N/A    4.03   N/A    3.45    N/A   3.96     52    19.31  23.19  15.98  18.51  18.61

12     N/A    4.19   N/A    3.59    N/A   4.12     53    20.33  24.39  16.77  19.38  19.58

13     N/A    4.36   N/A    3.72    N/A   4.28     54    21.42  25.65  17.59  20.29  20.60

14     N/A    4.53   N/A    3.86    N/A   4.45     55    22.57  26.99  18.47  21.26  21.70

15     N/A    4.70   N/A    4.01    N/A   4.62     56    23.80  28.40  19.40  22.28  22.86

16     N/A    4.88   N/A    4.16    N/A   4.79     57    25.10  29.88  20.40  23.36  24.09

17     N/A    5.06   N/A    4.32    N/A   4.96     58    26.50  31.46  21.46  24.51  25.40

18     N/A    5.25   N/A    4.48    N/A   5.13     59    27.98  33.13  22.59  25.74  26.81

19     N/A    5.44   N/A    4.65    N/A   5.31     60    29.57  34.91  23.82  27.07  28.31

20     4.83   5.65  4.17    4.82   4.70   5.50     61    31.27  36.80  25.13  28.50  29.92

21     5.00   5.84  4.32    5.01   4.86   5.69     62    33.09  38.80  26.54  30.03  31.63

22     5.17   6.05  4.49    5.20   5.04   5.90     63    35.03  40.93  28.06  31.68  33.47

23     5.36   6.27  4.66    5.41   5.22   6.12     64    37.11  43.18  29.69  33.43  35.43

24     5.56   6.51  4.84    5.62   5.41   6.35     65    39.33  45.54  31.43  35.29  37.53

25     5.76   6.76  5.02    5.83   5.62   6.59     66    41.69  48.04  33.29  37.27  39.76

26     5.99   7.03  5.22    6.08   5.83   6.85     67    44.22  50.00  35.28  39.38  42.15

27     6.22   7.31  5.43    6.32   6.06   7.13     68    46.93  50.00  37.44  41.65  44.71

28     6.47   7.62  5.65    6.58   6.31   7.43     69    49.85  50.00  39.78  44.12  47.46

29     6.74   7.94  5.87    6.85   6.57   7.74     70    50.00  50.00  42.33  46.80  50.00

30     7.02   8.28  6.11    7.14   6.84   8.07     71    50.00  50.00  45.12  49.74  50.00

31     7.31   8.64  6.37    7.44   7.12   8.42     72    50.00  50.00  48.16  50.00  50.00

32     7.63   9.03  6.63    7.75   7.43   8.79     73    50.00  50.00  50.00  50.00  50.00

33     7.96   9.43  6.91    8.08   7.75   9.18     74    50.00  50.00  50.00  50.00  50.00

34     8.31   9.86  7.20    8.43   8.08   9.59     75    50.00  50.00  50.00  50.00  50.00

35     8.67  10.31  7.51    8.80   8.44  10.03     76    50.00  50.00  50.00  50.00  50.00

36     9.06  10.79  7.84    9.19   8.81  10.49     77    50.00  50.00  50.00  50.00  50.00

37     9.47  11.30  8.18    9.59   9.21  10.97     78    50.00  50.00  50.00  50.00  50.00

38     9.90  11.83  8.53   10.01   9.62  11.48     79    50.00  50.00  50.00  50.00  50.00

39    10.36  12.39  8.91   10.46  10.06  12.02     80    50.00  50.00  50.00  50.00  50.00
----------------------------------------------------------------------------------------------

40    10.84  12.99  9.30   10.92  10.52  12.58

NS is to be used for both Nonsmoker Standard and Preferred.


                    THE PENN MUTUAL LIFE INSURANCE COMPANY

                       Standards of Suitability for Sale
                       ---------------------------------
                          of Variable Life Insurance
                          --------------------------

The Standards of suitability for the sale of Variable Life Insurance Policies are as follows:

(1) The applicant is furnished with a prospectus effective under the Securities Act of 1933 which accurately and adequately inform the applicant of all relevant particulars of the Variable Life Insurance Policy, including the investment risks assumed under the Policy.

(2) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives expressed by the applicant; and

(3) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives of the applicant, as determined objectively by the Company's sales agent after reasonable inquiry into the relevant financial and family situation of the applicant.

No recommendation shall be made to an applicant to purchase a Variable Life Insurance Policy in the absence of reasonable grounds to believe that the Policy is not unsuitable for the applicant. Reasonable grounds for believing that the Policy is not unsuitable shall be based upon information furnished after reasonable inquiry of the applicant concerning the applicant's insurance and investment objectives, financial situation and needs and any other information known to the Company or the sales agent making the recommendation.

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------

                     SCHEDULE 4 TO CORPORATE INSURANCE AGENT SELLING AGREEMENT

                     Variable Universal Life Insurance Contracts - Penn Mutual Variable EstateMax

                     Date of Corporate Insurance Agent Selling Agreement to
                     which this schedule is attached: ________________________
--------------------------------------------------------------------------------
1. AUTHORIZATION     Subject to and in accordance with the provision of the
   TO SELL.          Corporate Insurance Agent Selling Agreement, Corporate
                     Insurance Agent is authorized to solicit applications for
                     Form VALJ-94(u) and Form VALJ-94(u) Last Survivor Flexible
                     Premium Adjustable Variable Life Insurance Policy and such variations of such form of contract as may be designated by
                     Penn Mutual and approved under applicable state insurance
                     laws ("Variable EstateMax").
--------------------------------------------------------------------------------
2. COMPENSATION.     During the period the Corporate Insurance Agent Selling
                     Agreement and this schedule is in effect, and subject to and in accordance with the provisions thereof, Corporate
                     Insurance Agent shall be compensated as follows:

                     2.1  Basic First Year Compensation
                          -----------------------------
                          A fee for the first policy year of 50% of an amount equal to the first R of premium paid for the first policy year and 2.00% of an amount equal to the premium paid for the first policy year in excess of R. R is equal to seventyfive percent (75%) of an Adjusted Guideline Annual Premium for each $1,000 or fraction thereof of the initial Specified Amount of insurance as set forth in the Variable EstateMax Policy in question. The Adjusted Guideline Annual Premium is the Guideline Annual Premium as defined in Section 7702 of the Internal Revenue Service Code of 1986, as amended, or as set forth in any applicable successor provision thereto, adjusted to reflect four percent (4%) interest from the date of issue through the policy maturity date, and excluding the effect of any per policy expense loads and substandard ratings. The policy maturity date is the date that the younger insured would reach attained age 100.

                     2.2  Renewal Compensation
                          --------------------
                          A fee for the second through fifteen policy years of 2.0% of an amount equal to premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of premium paid for the policy year in question.

                     2.3  Expense Allowance
                          -----------------
                          For each calendar month while Corporate Insurance Agent Selling Agreement is in effect and before its termination, Corporate Insurance Agent shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Corporate Insurance Agent that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Corporate Insurance Agent that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Corporate Insurance Agent to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation and Basic Compensation on Regular increases for the Variable EstateMax during the calendar month for which this allowance is being calculated.

                     2.4  Compensation Chargebacks
                          ------------------------
                          A percentage of total compensation (including expense allowance) will be charged back for lapses/surrenders during the first policy year and during the 12 policy months following an increase. The percentage is shown below and is dependent on the policy month of lapse/surrender.

                          Policy Month of    Chargeback
                          Lapse/Surrender    Percentage
                          ---------------    ----------

                                1-3             100%
                                4-6             100%
                                7-9              50%
                               10-12             50%
                                13+               0%

                     2.5  Replacement of Penn Mutual Policies
                          -----------------------------------
                          It is agreed that the compensation otherwise payable to Corporate Insurance Agent for any policy shall be reduced in accordance with the replacement control program of Penn Mutual in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed from time to time as to policies in force after such change.

                     2.6  Policy Delivery Receipt
                          -----------------------
                          it is agreed that the Corporate Insurance Agent shall be responsible for obtaining a signed policy delivery receipt. No compensation otherwise payable to the Corporate Insurance Agent for any policy shall be paid until Penn Mutual is in possession of a signed policy delivery receipt (or facsimile copy thereof) for said policy.

                              This Schedule 4 replaces and supersedes any and all prior Schedule 4's attached to the Corporate Insurance Agent Selling Agreement.

                                   Agreed:


Date:____________________          ---------------------------------------------

                                            Name of Corporate Insurance Agent

                                   By:   ---------------------------------------
                                                       Signature

                                         ---------------------------------------
                                                       Name

                                         ---------------------------------------
                                                       Title


                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By:   ---------------------------------------
                                                       Signature

                                         ---------------------------------------
                                                       Name

                                         ---------------------------------------
                                                       Title



                                   HORNOR, TOWNSEND & KENT, INC.

                                   By:   ---------------------------------------
                                                       Signature

                                         ---------------------------------------
                                                       Name

                                         ---------------------------------------
                                                       Title

                    THE PENN MUTUAL LIFE INSURANCE COMPANY

                       Standards of Suitability for Sale
                       ---------------------------------
                          of Variable Life Insurance
                          --------------------------

The Standards of suitability for the sale of Variable Life Insurance Policies are as follows:

(1) The applicant is furnished with a prospectus effective under the Securities Act of 1933 which accurately and adequately inform the applicant of all relevant particulars of the Variable Life Insurance Policy, including the investment risks assumed under the Policy.

(2) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives expressed by the applicant; and

(3) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives of the applicant, as determined objectively by the Company''s sales agent after reasonable inquiry into the relevant financial and family situation of the applicant.


No recommendation shall be made to an applicant to purchase a Variable Life Insurance Policy in the absence of reasonable grounds to believe that the Policy is not unsuitable for the applicant. Reasonable grounds for believing that the Policy is not unsuitable shall be based upon information furnished after reasonable inquiry of the applicant concerning the applicant's insurance and investment objectives, financial situation and needs and any other information known to the Company or the sales agent making the recommendation.

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
National Accounts - Broker-Dealers Licensed to Sell Variable Annuities and/or Variable
Life Insurance under Federal Securities Laws
(Companion Agreement - Form A-2)

                     BROKER-DEALER SELLING AGREEMENT

                     THE PENN MUTUAL LIFE INSURANCE COMPANY (hereinafter called "Penn Mutual") and Hornor, Townsend & Kent, Inc. (hereinafter called "Distributor") enter into this Agreement with __________________________________
                     (hereinafter called "Broker-Dealer") on this date _________________, 19___ agree as follows:

                     WITNESSETH:
                     WHEREAS, Penn Mutual is in the business of issuing annuity and life insurance contracts to the public;

                     WHEREAS, Distributor is a wholly owned subsidiary of Penn Mutual, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc., and is assisting Penn Mutual in the distribution of such contracts;

                     WHEREAS, Broker-Dealer is registered as a Broker-Dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.;

                     WHEREAS, Broker-Dealer is affiliated with ____________ ______________, (hereinafter referred to as "Corporate Insurance Agent") a corporation which is properly licensed under the insurance laws of the state(s) in which Broker-Dealer will act under this agreement;

                     WHEREAS, the parties desire to enter into an arrangement under which Broker-Dealer and Corporate Insurance Agent agree to sell certain variable annuity and variable life insurance contracts issued by Penn Mutual;

                     NOW THEREFORE, in consideration of these premises and
                     mutual covenants herein contained, the parties agree as
                     follows:
--------------------------------------------------------------------------------
1. APPOINTMENT OF    1.1  Subject to the terms and conditions of this agreement,
   BROKER-DEALER          Penn Mutual and Distributor authorizes Broker-Dealer
                          as a non-exclusive agent for the solicitation of applications for, and the servicing of, variable annuity and/or variable life insurance contracts identified in the schedule(s) attached hereto, and Broker-Dealer accepts such authorization. The variable annuity and/or variable life insurance contracts identified in the schedule(s) are referred to herein as "Contracts".

                     1.2  Broker-Dealer and its representatives shall be
                          independent contractors as to Penn Mutual and
                          Distributor and, subject to the terms and conditions
                          of this agreement, free to exercise their own judgment
                          as to the time, place and means of performing all acts
                          hereunder. Nothing in this agreement is intended to
                          create a relationship of employer and employee as
                          between Penn Mutual or Distributor, on the one hand,
                          and representatives of Broker-Dealer on the other.
--------------------------------------------------------------------------------
2. SECURITY          2.1  The sale of variable annuity and variable life
   REGULATIONS AND        insurance contracts identified in the schedule(s)
   INSURANCE              attached hereto is subject to and regulated under
   COORDINATION OF        state insurance laws and regulations, in addition to
   AGREEMENTS.            federal securities laws and regulations, and in some
                          cases, state securities laws. It is understood and
                          agreed that registered representatives of Broker-
                          Dealer shall also be representative of Corporate
                          Insurance Agent and that Corporate Insurance Agent
                          shall contemporaneously enter into a Corporate
                          Insurance Agent Selling Agreement with Penn Mutual and
                          Distributor covering the sale of such contracts. This
                          agreement and the Corporate Insurance Agent Selling
                          Agreement shall govern the sales of such contracts.
--------------------------------------------------------------------------------
3. SALE OF           3.1  Broker-Dealer shall use its best efforts to solicit
   CONTRACTS.             applications for Contracts from persons for whom the
                          Contracts are suitable, in accordance with the terms and conditions of this agreement.

                     3.2 All applications for Contracts shall be made on applications forms authorized by Penn Mutual. Broker-Dealer shall diligently review all such applications for accuracy and completeness and shall take all reasonable and appropriate measures to assure that applications submitted to Penn Mutual are accurate and complete.

                     3.3 All purchase payments collected by Broker-Dealer for Penn Mutual shall be received in trust and shall be remitted immediately, together with the application and any other required documentation, to Penn Mutual at the address indicated on the application or to such other address as Penn Mutual may specify in writing. All checks or money orders for payments under Contracts shall be drawn to the order of Penn Mutual, except as may be provided in the Corporate Insurance Agent Selling Agreement (referred to in Section 2.1 of this agreement).

                     3.4 All applications are subject to acceptance or rejection by Penn Mutual in its sole discretion. Penn Mutual may at any time in its sole discretion discontinue issuing the Contracts or change the form and content of new Contracts to be issued.

                     3.5  In soliciting applications for Contracts, Broker-
                          Dealer may not accept risk of any kind for or on
                          behalf of Penn Mutual and may not bind Penn Mutual by
                          promise or agreement or alter any Contract in any way.
--------------------------------------------------------------------------------
4. COMPENSATION.     4.1  In consideration of and as full compensation for the
                          services performed in accordance with this agreement, Corporate lnsurance Agent will receive compensation from Penn Mutual as set forth in the schedule(s) attached to the Corporate Insurance Agent Selling
                          Agreement referred to in Section 2.1 of this agreement.

                     4.2 Should Penn Mutual for any reason return to the payor any payment made under a Contract Broker-Dealer shall cause Corporate Insurance Agent to repay Penn Mutual the total amount of any compensation which Penn Mutual may have paid Corporate Insurance Agent with respect to such payment.

                     4.3 Penn Mutual may, in its sole discretion, change the amount, terms and conditions of compensation with respect to payment received by Penn Mutual under Contracts.

                     4.4 Penn Mutual shall not be obligated to pay any compensation which would be in violation of applicable laws of any jurisdiction, anything in this agreement to the contrary notwithstanding.

                     4.5  With respect to compensation paid to Corporate
                          Insurance Agent in connection with the sale of
                          variable annuity and/or variable life insurance
                          contracts, Broker-Dealer shall cause Corporate
                          Insurance Agent to maintain, on behalf of Broker-
                          Dealer, such books and records as are necessary for
                          Broker-Dealer to comply with applicable recordkeeping
                          requirements under federal and state securities laws
                          and under the rules of the National Association of
                          Securities Dealers, Inc.
--------------------------------------------------------------------------------
5. COMPLIANCE WITH   5.1  Broker-Dealer shall not solicit applications for
   SECURITIES LAW.        Contracts unless Penn Mutual or Distributor has
                          notified Broker-Dealer that a registration statement required under the Securities Act of 1933 is effective as to such contracts and unless Broker-Dealer is duly registered as a broker-dealer under the Securities
                          Exchange Act of 1934, is a member in good standing of the National Association of Securities Dealers, Inc., and is duly licensed under any applicable securities laws of the state or jurisdiction in which Broker-
                          Dealer engages in such activity.

                     5.2 Penn Mutual or Distributor shall furnish Broker-Dealer with copies of the current prospectuses (and current supplements thereto) required to be used in soliciting applications for variable annuity and/or variable life insurance contracts.

                     5.3  Broker-Dealer and its representatives shall comply
                          with all applicable securities laws and regulations
                          and with the rules of the National Association of
                          Securities Dealers, Inc. in soliciting applications
                          for and servicing Contracts. Broker-Dealer shall be
                          fully responsible for all acts of its representatives
                          in soliciting applications for and servicing
                          Contracts.
--------------------------------------------------------------------------------
6. ADVERTISEMENTS,   6.1  Broker-Dealer shall not print, publish, distribute or
   SALES LITERATURE       use any advertisements, sales literature or other
   AND OTHER              writing relating to the Contracts unless such
   COMMUNICATIONS.        advertisements, sales literature or other writing
                          shall have first been approved in writing by Penn
                          Mutual and Distributor.

                     6.2 Broker-Dealer shall exercise care not to misrepresent the Contracts or Penn Mutual and shall make no oral or written representation which is inconsistent with the terms of the Contracts or with the information in any prospectus or sales literature furnished by Penn Mutual or it misleading in any way.
--------------------------------------------------------------------------------
7. INDEMNIFICATION.  7.1  Broker-Dealer shall indemnify or hold harmless Penn
                          Mutual and Distributor and each director and officer of Penn Mutual and Distributor against any losses, claims, damages or liabilities, including but not limited to reasonable attorneys' fees and court cost to which Penn Mutual or Distributor and any such director or officer may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices, or the failure of Broker-Dealer, its officers, employees or representatives to comply with the provisions of this agreement or the willful misfeasance, bad faith, negligence or misconduct of Broker-Dealer, its officers, employees, or representatives in the solicitation of applications for and the servicing of
                          Contracts.

                     7.2 Penn Mutual and Distributor shall indemnify and hold harmless Broker-Dealer and each officer or director of Broker-Dealer against any losses, claims, damages or liabilities, joint or several, including but not limited to reasonable attorneys' fees and court cost, to which Broker-Dealer or such officer or director becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement or any post-effective amendment or supplement to the prospectus, or in any sales material written by Penn Mutual or Distributor.

                     7.3  In the event Penn Mutual suffers a loss resulting from
                          Broker-Dealer activities, Broker-Dealer hereby assigns
                          any proceeds received under its fidelity bond to Penn
                          Mutual to the extent of such losses. If there is any
                          deficiency amount, whether due to a deductible or
                          otherwise, Broker-Dealer shall promptly pay Penn
                          Mutual such amount on demand and Broker-Dealer shall
                          indemnify and hold harmless Penn Mutual from any such
                          deficiency and from the costs of collection thereof
                          (including reasonable attorneys' fees).
--------------------------------------------------------------------------------
8. COMPLAINTS,       8.1  Broker-Dealer shall promptly notify Penn Mutual and
   INVESTIGATIONS &       Distributor of any allegation that Broker-Dealer or
   PROCEEDINGS.           any of its representatives violated any law,
                          regulation or rule in solicitin applications for or servicing Contracts, and shall provide Penn Mutual with full details, including copies of all legal documents pertaining thereto.

                     8.2  Broker-Dealer shall cooperate fully with Penn Mutual
                          and Distributor in any regulatory investigation or
                          proceeding or judicial proceeding involving the
                          solicitation of application for and servicing
                          Contracts by Broker-Dealer or any of its
                          representatives.
--------------------------------------------------------------------------------
9. NONWAIVER.        9.1  Forbearance by Penn Mutual or Distributor to enforce
                          any rights under this agreement shall not be construed
                          as a waiver of any of the terms and conditions of this
                          agreement and the same shall remain in full force and
                          effect. No waiver of any provision of this agreement
                          shall be deemed to be a waiver of any other provision,
                          whether or not similar, nor shall any waiver of a
                          provision of this agreement be deemed to constitute a
                          continuing waiver.
--------------------------------------------------------------------------------
10.AMENDMENT.        10.1 Penn Mutual reserves the right to amend this Agreement at any time. Broker-Dealer's submission of an
                          application for a Contract after notice of any such
                          amendment shall constitute agreement of Broker-Dealer
                          to such amendment.
--------------------------------------------------------------------------------
11.TERMINATION AND   11.1 This agreement may be terminated by any party, with or
   ASSIGNMENT.            without cause, upon giving written notices to the
                          other parties. This agreement shall automatically terminate if Broker-Dealer is adjudicated as bankrupt or avails itself of any insolvency act or if a permanent receiver or trustee in bankruptcy is appointed for the property of Broker-Dealer. Upon termination of this agreement, with or without cause, all authorizations, rights and obligations shall cease, except the rights and obligations set forth in sections 7 and 8 of this agreement and the obligations to settle account hereunder, including the immediate forwarding of all payments received by Broker-Dealer under Contract to Penn Mutual, and except as may be expressly stated otherwise in this agreement.

                     11.2 This agreement may not be assigned without the written consent of all parties.
--------------------------------------------------------------------------------
12.GOVERNING LAW.    12.1 This agreement shall be construed in accordance with
                          and governed by the laws of the Commonwealth of Pennsylvania.
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first written.


                                    ____________________________________________
                                                        Name of Broker-Dealer
                                    By:  _______________________________________
                                                            Signature

                                         _______________________________________
                                                            Name

                                         _______________________________________
                                                            Title


                                    THE PENN MUTUAL LIFE INSURANCE COMPANY

                                    By:  _______________________________________
                                                            Signature

                                         _______________________________________
                                                            Name

                                         _______________________________________
                                                            Title

                                    HORNOR, TOWNSEND & KENT, INC.

                                    By:  _______________________________________
                                                            Signature

                                         _______________________________________
                                                            Name

                                         _______________________________________
                                                            Title

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                     SCHEDULE 1 TO BROKER-DEALER SELLING AGREEMENT

                     Individual Variable and Fixed Annuity Contracts - Diversifier II Individual Fixed - Only Annuity Contracts - Diversifier II

                     Date of Broker-Dealer Selling Agreement to which this
                     schedule is attached: ________________
--------------------------------------------------------------------------------
1.  AUTHORIZATION    Subject to the conditions and limitations of the Broker-
    TO SELL.         Dealer Selling Agreement, Broker-Dealer is authorized to
                     solicit applications for Diversifier II Individual Variable and Fixed Annuity Contracts and Diversifier II Individual
                     Fixed-Only Annuity Contracts issued by Penn Mutual
                     (hereinafter referred to as "Contracts").

This Schedule 1 replaces and supersedes any and all prior Schedule 1's attached to the Broker-Dealer Selling Agreement.

                                   Agreed:

Date:___________________________   _____________________________________________
                                                Name of Broker-Dealer

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   HORNOR, TOWNSEND & KENT, INC.

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                     SCHEDULE 3 TO BROKER-DEALER SELLING AGREEMENT

                     Variable Universal Life Insurance Contracts - Penn Mutual Cornerstone VUL II

                     Date of Broker-Dealer Selling Agreement to which this
                     schedule is attached:____________
--------------------------------------------------------------------------------
1.  AUTHORIZATION    Subject to and in accordance with the provisions of the
    TO SELL.         Broker-Dealer Selling Agreement, Broker-Dealer is
                     authorized to solicit applications for Form VU-94(s) and Form VU-94(u) Flexible Premium Adjustable Variable
                     Universal Life Insurance Policies and such variations of such form of contracts as may be designated by Penn Mutual and approved under applicable state insurance laws
                     ("Cornerstone VUL II Policies").

This Schedule 3 replaces and supersedes any and all prior Schedule 3's attached to the Broker-Dealer Selling Agreement.

                                   Agreed:

Date:___________________________   _____________________________________________
                                                Name of Broker-Dealer

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   HORNOR, TOWNSEND & KENT, INC.

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                     SCHEDULE 4 TO BROKER-DEALER SELLING AGREEMENT

                     Variable Universal Life Insurance Contracts-Penn Mutual Variable EstateMax

                     Date of Broker-Dealer Selling Agreement to which this
                     schedule is attached:____________
--------------------------------------------------------------------------------
1.  AUTHORIZATION    Subject to and in accordance with the provision of the
    TO SELL.         Broker-Dealer Selling Agreement, Broker-Dealer is
                     authorized to solicit applications for Form VALJ-94(s) and Form VALJ-94(u) Last Survivor Adjustable Variable Life
                     Insurance Policies and such variations of such form of contract as may be designated by Penn Mutual and approved under applicable state insurance laws ("Variable EstateMax
                     Policies").


This Schedule 4 replaces and supersedes any and all prior Schedule 4's attached to the Broker-Dealer Selling Agreement.

                                   Agreed:

Date:___________________________   _____________________________________________
                                                Name of Broker-Dealer

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   HORNOR, TOWNSEND & KENT, INC.

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title